SUPPLEMENT DATED APRIL 7, 2021
TO

PROSPECTUS DATED MAY 1, 2008
FOR CORPORATE VUL

ISSUED BY DELAWARE LIFE INSURANCE COMPANY
DELAWARE LIFE VARIABLE ACCOUNT G

This supplement contains important information about an investment option available under Your policy.

On November 18, 2020, the Board of Trustees of Delaware VIP Trust approved the reorganization of  the following Delaware VIP Series into and with a substantially similar series and class of Lincoln Variable Insurance Products (“LVIP”), as shown in the table below.

Delaware VIP Series	LVIP Series
Delaware VIP Smid Cap Core Series	LVIP Delaware SMID Cap Core Fund

If approved by Delaware VIP Series shareholders, the reorganization is expected to take place on or about the close of business on April 30, 2021.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

THE POLICY REFERENCED IN THIS SUPPLEMENT IS NO LONGER FOR SALE.